SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 20, 2004


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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      1-16239               06-1481060
  (State or other jurisdiction of   (Commission file number)  (I.R.S. employer
    incorporation or organization)                           identification no.)


           7 Commerce Drive
         Danbury, Connecticut                                         06810
(Address of principal executive offices)                            (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

This Form 8-K/A amends the Current Report on Form 8-K of the Registrant (the "Company") dated October 20, 2004, and accompanying press release, correcting an error in the calculation of diluted weighted average shares outstanding for the three months ended September 30, 2004, to reflect the "if-converted" method, which impacts the calculation of diluted earnings per share from operations of discontinued operations, diluted earnings per share from gain on disposal of discontinued operations and diluted earnings per share. The diluted earnings per share calculation pertaining to continuing operations of $0.20 was correct in the original filing and is not being amended.

In the Company's press release dated October 20, 2004, the Company reported diluted weighted average shares outstanding as of September 30, 2004 of 31,603 (in thousands). In calculating the diluted weighted average shares outstanding for purposes of determining diluted earnings per share from discontinued operations, diluted earnings per share from gain on disposal of discontinued operations and total diluted earnings per share, the Company's 5.25% convertible notes outstanding as of September 30, 2004 had a dilutive effect in the third quarter of 2004 for the first time requiring the application of the "if-converted" method to account for the underlying common shares. As corrected, diluted earnings per share from operations of discontinued operations, diluted earnings per share from gain on disposal of discontinued operations, and diluted earnings per share, are $0.02, $0.10, and $0.32, respectively, compared to the previously reported amounts of $0.03, $0.11, and $0.34, respectively.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
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                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer




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